Income tax - Summary of Recognized in OCI (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Major components of tax expense (income) [abstract]
Interest rate swaps, before tax	$ 638	$ 1,589
Interest rate swaps, tax (expense) benefit	(142)	(417)
Interest rate swaps, net of tax	496	1,172
Recognized in OCI, before tax	638	1,589
Recognized in OCI, tax (expense) benefit	(142)	(417)
Recognized in OCI, net of tax	$ 496	$ 1,172